Exhibit 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment No. 1 to the Quarterly Report of DUPONT DIRECT FINANCIAL HOLDINGS, INC. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, DAVID W. PARSONS, Chairman, Chief Executive Officer, Secretary and Chief Legal Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.


/s/ David W. Parsons
--------------------------------------------
David W. Parsons, Chairman, CEO and Secretary
and Chief Legal Officer

Date: February 23, 2004